Exhibit 99.1
                                 ------------
                Computational Materials and/or ABS Term Sheets

                              ABS New Transaction

                        Revised Computational Materials
                        -------------------------------


                                $2,388,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-3




                                [LOGO OMITTED]
                                  HOME LOANS
                          Seller and Master Servicer

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information regarding the assets herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------

Preliminary Term Sheet                                   Date: March [23], 2004

                         $2,388,000,000 (Approximate)
                CWABS Asset-Backed Certificates, Series 2005-3

===================================================================================================================================
                   Principal        WAL        Payment Window       Expected Ratings      Last Scheduled          Certificate
    Class(1)       Amount(2)     Call/Mat(3)   (Mos) Call/Mat(3)     (S&P/Moody's)(4)    Distribution Date            Type
    -----          ------        --------      --------------        -------------       -----------------            ----
AF-1A(5)        $189,973,000    1.00 / 1.00     1 - 23 / 1 - 23          AAA/Aaa              Jul 2023        Floating Rate Senior
                                                                                                                   Sequential
AF-1B(5)         $29,000,000    1.00 / 1.00     1 - 23 / 1 - 23          AAA/Aaa              Jul 2023          Fixed Rate Senior
                                                                                                                   Sequential
AF-2(5)          $29,200,000    2.00 / 2.00    23 - 26 / 23 - 26         AAA/Aaa              Dec 2024          Fixed Rate Senior
                                                                                                                   Sequential
AF-3(5)         $146,573,000    3.00 / 3.00    26 - 52 / 26 - 52         AAA/Aaa              Aug 2031          Fixed Rate Senior
                                                                                                                   Sequential
AF-4(5)          $42,063,000    5.00 / 5.00    52 - 70 / 52 - 70         AAA/Aaa              Mar 2033          Fixed Rate Senior
                                                                                                                   Sequential
AF-5A5)          $39,291,000    6.70 / 10.79   70 - 82 / 70 - 252        AAA/Aaa              Aug 2035          Fixed Rate Senior
                                                                                                                   Sequential
AF-5B5)          $39,000,000    6.70 / 10.79   70 - 82 / 70 - 252        AAA/Aaa              Aug 2035          Fixed Rate Senior
                                                                                                                   Sequential
AF-6(5)          $68,000,000    6.01 / 6.82    37 - 82 / 37 - 250        AAA/Aaa              Jun 2035    Fixed Rate Senior Lockout
MF-1(5)          $19,380,000    5.67 / 7.24    40 - 82 / 40 - 205       [AA+/Aa1]             Jun 2035      Fixed Rate Mezzanine
MF-2(5)          $17,000,000    5.67 / 7.22    40 - 82 / 40 - 197       [AA/Aa2]              Jun 2035      Fixed Rate Mezzanine
MF-3(5)          $10,540,000    5.67 / 7.19    40 - 82 / 40 - 187       [AA-/Aa3]             May 2035      Fixed Rate Mezzanine
MF-4(5)          $9,180,000     5.67 / 7.16    40 - 82 / 40 - 180        [A+/A1]              Apr 2035      Fixed Rate Mezzanine
MF-5(5)          $8,500,000     5.67 / 7.12    40 - 82 / 40 - 174        [A/A2]               Mar 2035      Fixed Rate Mezzanine
MF-6(5)          $8,500,000     5.67 / 7.07    40 - 82 / 40 - 166        [A-/A3]              Mar 2035      Fixed Rate Mezzanine
MF-7(5)          $6,800,000     5.67 / 7.00    40 - 82 / 40 - 157      [BBB+/Baa1]            Jan 2035      Fixed Rate Mezzanine
MF-8(5)          $6,800,000     5.67 / 6.90    40 - 82 / 40 - 147      [BBB/Baa2]             Nov 2034      Fixed Rate Mezzanine
BF(5)            $6,800,000     5.67 / 6.74    40 - 82 / 40 - 136      [BBB-/Baa3]            Sep 2034     Fixed Rate Subordinate
2-AV-1(6)       $525,504,000    1.90 / 1.98     1 - 82 / 1 - 153         AAA/Aaa              Aug 2035   Floating Rate Super Senior
2-AV-2(6)       $131,376,000    1.90 / 1.98     1 - 82 / 1 - 153         AAA/Aaa              Aug 2035      Floating Rate Senior
                                                                                                                   Support
3-AV-1(7)       $368,548,000    0.93 / 0.93     1 - 21 / 1 - 21          AAA/Aaa              May 2027      Floating Rate Senior
3-AV-2(7)       $132,179,000    2.02 / 2.02    21 - 29 / 21 - 29         AAA/Aaa              Oct 2030      Floating Rate Senior
3-AV-3(7)       $139,760,000    3.15 / 3.15    29 - 62 / 29 - 62         AAA/Aaa              Sep 2034      Floating Rate Senior
3-AV-4(7)        $47,673,000    6.35 / 7.47    62 - 82 / 62 - 153        AAA/Aaa              Aug 2035      Floating Rate Senior
MV-1(8)          $93,740,000    4.32 / 4.53    41 - 82 / 41 - 132       [AA+/Aa1]             Aug 2035     Floating Rate Mezzanine
MV-2(8)          $70,520,000    4.18 / 4.37    40 - 82 / 40 - 125       [AA/Aa2]              Jul 2035     Floating Rate Mezzanine
MV-3(8)          $37,840,000    4.13 / 4.31    39 - 82 / 39 - 118       [AA-/Aa3]             Jul 2035     Floating Rate Mezzanine
MV-4(8)          $32,680,000    4.12 / 4.28    38 - 82 / 38 - 113        [A+/A1]              Jul 2035     Floating Rate Mezzanine
MV-5(8)          $30,960,000    4.08 / 4.23    38 - 82 / 38 - 108        [A/A2]               Jun 2035     Floating Rate Mezzanine
MV-6(8)          $29,240,000    4.08 / 4.20    38 - 82 / 38 - 103        [A-/A3]              Jun 2035     Floating Rate Mezzanine
MV-7(8)          $25,800,000    4.08 / 4.16    37 - 82 / 37 - 96       [BBB+/Baa1]            May 2035     Floating Rate Mezzanine
MV-8(8)          $22,360,000    4.05 / 4.09    37 - 82 / 37 - 90       [BBB/Baa2]             Apr 2035     Floating Rate Mezzanine
BV(8)            $23,220,000    4.01 / 4.01    37 - 82 / 37 - 82       [BBB-/Baa3]            Mar 2035    Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
    Total:    $2,388,000,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) The margins on the Class 2-AV-1, Class 2-AV-2, Class 3-AV-1, Class 3-AV-2, Class 3-AV-3 and Class 3-AV-4 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupons on the Class AF-5A and Class AF-5B Certificates increase by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3) See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: [David Glehan, Standard & Poors, 212.438.7324; Rachel Peng, Moody's Ratings, (212) 553-3831].
(5) The Class AF-1A, Class AF-1B, Class AF-2, Class AF-3, Class AF-4, Class AF-5A, Class AF-5B and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(6) The Class 2-AV-1 and Class 2-AV-2 Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(7) The Class 3-AV-1, Class 3-AV-2, Class 3-AV-3 and Class 3-AV-4 Certificates (collectively the "Class 3-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------


Trust:                         Asset-Backed Certificates, Series 2005-3.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead
                               Manager), Greenwich Capital Markets, Inc.  (Co-
                               Manager) and Bear Stearns & Co. Inc. (Co-
                               Manager).

Trustee: The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:       The "Fixed Rate Certificates"  consist of the
                               Class AF Certificates (other than the Class
                               AF-1A Certificates) and the Fixed Rate
                               Subordinate Certificates.

Floating Rate Certificates:    The "Floating Rate  Certificates"  consist of
                               the Class AF-1A, Class 2-AV and Class 3-AV
                               Certificates and the Floating Rate Subordinate
                               Certificates.

Senior Certificates:           Together,  the Class 2-AV  Certificates and
                               Class 3-AV Certificates (the "Class AV
                               Certificates") and the Class AF Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:          The Senior  Certificates and the Subordinate
                               Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the
                               Class CF, Class PF, Class CV, Class PV and Class
                               A-R Certificates.

                               The Offered Certificates and Non-Offered
                               Certificates are together referred to herein as the "Certificates."

Federal Tax Status:            It is anticipated that the Certificates
                               (other than the Class A-R Certificates) will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in
                               book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:              March [1], 2005.

Cut-off Date:                  As to any  Mortgage  Loan,  the later of March
                               1, 2005 and the origination date of such Mortgage Loan.

Expected Pricing Date:         March [23], 2005.

Expected Closing Date:         March [30], 2005.

Expected Settlement Date:      March [30], 2005.

Distribution Date:             The 25th day of each month (or, if not a
                               business day, the next succeeding business day), commencing in April 2005.

Accrued Interest:              The  price to be paid by  investors for the
                               Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate
                               Certificates will include accrued interest from March 1, 2005 up to, but not including, the Settlement Date.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------



Interest Accrual Period:       The "Interest Accrual Period" for each
                               Distribution Date with respect to the Floating
                               Rate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                               Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis).
                               The "Interest Accrual Period" for each
                               Distribution Date with respect to the Fixed Rate
                               Certificates will be the calendar month
                               preceding the month in which such Distribution
                               Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Offered Certificates are expected to be
                               eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, Class [MF-1, Class MF-2,
                               Class MF-3, Class MV-1, Class MV-2 and the Class
                               MV-3] Certificates will constitute "mortgage related securities" for the purposes of SMMEA.
                               The remaining Certificates will not constitute
                               "mortgage related securities" for purposes of SMMEA

Optional Termination:          The "Clean-up Call" may be exercised once the
                               aggregate principal balance of the Mortgage
                               Loans is less than or equal to 10% of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate
                               Certificates will be priced based on the following collateral prepayment assumptions:

                               ------------------------------------------------
                               Fixed Rate Mortgage Loans (Group 1)
                               ------------------------------------------------
                               100% PPC assumes 20% HEP (i.e., prepayments
                               start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                               ------------------------------------------------

                               ------------------------------------------------
                               Adjustable Rate 2/28 Mortgage Loans (Group 2
                               and Group 3) *
                               ------------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 24, increasing to and remaining constant at 60% CPR from month 25 until month 28, decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32% CPR in Month 40 and remaining constant at 32% CPR from month 41 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               ------------------------------------------------

                               ------------------------------------------------
                               Adjustable Rate 3/27 Mortgage Loans (Group 2 and Group 3)*
                               ------------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 36, increasing to and remaining constant at 60% CPR from month 37 until month 40, decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32% CPR in Month 52 and remaining constant at 32% CPR from month 53 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               ------------------------------------------------

                               *    Any adjustable rate or hybrid mortgage
                                    loans with original months to reset terms
                                    (i) less than or equal to 30 months as of the Cut-off Date are treated as 2/28 mortgage loans and (ii) greater than 30 months as of the Cut-off Date are treated as 3/27 mortgage loans.

Mortgage Loans:                The collateral tables included in these
                               Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                               Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and
                               (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage
                               Loans delivered to the Trust on the Closing Date
                               (the "Closing Date Pool"). The characteristics of the Closing Date Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $1,761,696,177 (the "Mortgage Loans") of which: (i) approximately $331,797,252 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans"), (ii) approximately $702,956,903 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans"), and (iii) approximately $726,942,021 were adjustable rate non-conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3 Mortgage Loans" and, together with the Group 2 and Group 3 Mortgage Loans, the "Adjustable Rate Mortgage Loans").

Pre-Funded Amount:             A deposit of not more than $[600,000,000] (the
                               "Pre-Funded Amount") will be made to a
                               pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date through May [16], 2005 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent
                               Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans
                               (the "Final Pool"). The characteristics of the
                               Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately
                               [$680,000,000] of Group 1 Mortgage Loans, approximately [$840,000,000] of Group 2 Mortgage
                               Loans and approximately [$880,000,000] of Group
                               3 Mortgage Loans. Any portion of the Pre-Funded
                               Amount remaining on the last day of the Funding
                               Period will be distributed as principal on the applicable Senior Certificates on the immediately following Distribution Date.

Pass-Through Rate:             The Pass-Through Rate for each class of
                               Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such class, and (b) the related Net Rate
                               Cap.

                               The Pass-Through Rate on each class of Fixed
                               Rate Certificates will be equal to the lesser of (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each
                               Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the
                               following (subject to certain exceptions described in the prospectus supplement):

                               ----------------------   ------------------------
                               Class
                               ----------------------   ------------------------
                               AF and Fixed Rate        The weighted average
                               Subordinate              Adjusted Net Mortgage
                                                        Rate of the Group 1
                                                        Mortgage Loans (less,
                                                        in the case of the
                                                        Class AF-5B
                                                        Certificates, the
                                                        Monoline Guaranty fee
                                                        rate as described in
                                                        the prospectus
                                                        supplement) (adjusted,
                                                        in the case of the
                                                        Class AF-1A
                                                        Certificates, to an
                                                        effective rate
                                                        reflecting the accrual
                                                        of interest on an
                                                        actual/360 basis).
                               ----------------------   ------------------------
                               2-AV                     The weighted average
                                                        Adjusted Net Mortgage
                                                        Rate of the Group 2
                                                        Mortgage Loans
                                                        (adjusted to an
                                                        effective rate
                                                        reflecting the accrual
                                                        of interest on an
                                                        actual/360 basis).
                               ----------------------   ------------------------
                               3-AV                     The weighted average
                                                        Adjusted Net Mortgage
                                                        Rate of the Group 3
                                                        Mortgage Loans
                                                        (adjusted to an
                                                        effective rate
                                                        reflecting the accrual
                                                        of interest on an
                                                        actual/360 basis).
                               ----------------------   ------------------------
                               Floating Rate            The weighted average of
                               Subordinate              the Adjusted Net
                                                        Mortgage Rate of the
                                                        Group 2 Mortgage Loans
                                                        and Group 3 Mortgage
                                                        Loans, weighted on the
                                                        basis of the excess of
                                                        the principal balance
                                                        of the related Mortgage
                                                        Loans plus the amounts
                                                        in the Pre-Funding
                                                        Account allocable to
                                                        the Group 2 Mortgage
                                                        Loans and Group 3
                                                        Mortgage Loans over the
                                                        principal balance of
                                                        the related Senior
                                                        Certificates (adjusted
                                                        to an effective rate
                                                        reflecting the accrual
                                                        of interest on an
                                                        actual/360 basis).
                               ----------------------   ------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------



Net Rate Carryover:            For any class of Senior Certificates and
                               Subordinate Certificates and any Distribution
                               Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                               Distribution Dates together with accrued interest thereon at the related Pass-Through
                               Rate (without giving effect to the applicable
                               Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess
                               Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate
                               Certificates Priority of Distributions" and
                               "Floating Rate Certificates Priority of
                               Distributions" below.

Corridor Contracts:            The Trust will include  payment from four
                               Corridor Contracts for the benefit of the Class
                               AF-1A, Class 2-AV, Class 3-AV and Floating Rate
                               Subordinate Certificates (the "Class AF-1A
                               Corridor Contract," "Class 2-AV Corridor
                               Contract," "Class 3-AV Corridor Contract," and
                               "Floating Rate Subordinate Corridor Contract," respectively, and, collectively, the "Corridor
                               Contracts"). Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related
                               Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule
                               (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates.
                               With respect to each Distribution Date, payments received on (a) the Class AF-1A Corridor
                               Contract will be available to pay the holders of the Class AF-1A Certificates the related Net
                               Rate Carryover, (b) the Class 2-AV Corridor
                               Contract will be available to pay the holders of the Class 2-AV Certificates the related Net Rate
                               Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, (c) the Class 3-AV Corridor Contract will be available to pay the holders of the Class 3-AV
                               Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover and (d) the Floating Rate Subordinate Corridor Contract will be available to pay the holders of the Floating
                               Rate Subordinate Certificates the related Net
                               Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate
                               Carryover. Any amounts received on the Corridor
                               Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the related
                               Class of Class C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future
                               Distribution Dates.

Credit Enhancement:            The Trust will include the following credit
                               enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates, as the case may be:

                                        1) Subordination
                                        2) Overcollateralization
                                        3) Excess Cashflow
                                        4) Monoline Guaranty:  A monoline
                                           insurer (the "Monoline Insurer") will
                                           guarantee that (i) required payments
                                           of interest on the Class AF-5B
                                           Certificates are distributed on time,
                                           and (ii) the ultimate payment of the
                                           principal balance of the Class AF-5B
                                           Certificates is made. The Monoline
                                           Guaranty will not cover any Net Rate
                                           Carryover, any prepayment interest
                                           shortfall amounts or any interest
                                           shortfalls resulting from the
                                           application of the Servicemembers
                                           Civil Relief Act. The Monoline
                                           Guaranty will not cover any
                                           Certificates other than the Class
                                           AF-5B Certificates.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------




                               ----------------- ------------------------ ------------------------ -------------------------
                                    Class             S&P/ Moody's            Initial Target       Target Subordination at
                                                                               Subordination               Stepdown
                               ----------------- ------------------------ ------------------------ -------------------------
                               AF                        AAA/Aaa                  16.30%                    32.60%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-1                     [AA+/Aa1]                 13.45%                    26.90%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-2                     [AA/Aa2]                  10.95%                    21.90%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-3                     [AA-/Aa3]                  9.40%                    18.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-4                      [A+/A1]                   8.05%                    16.10%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-5                      [A/A2]                    6.80%                    13.60%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-6                      [A-/A3]                   5.55%                    11.10%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-7                    [BBB+/Baa1]                 4.55%                    9.10%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-8                    [BBB/Baa2]                  3.55%                    7.10%
                               ----------------- ------------------------ ------------------------ -------------------------
                               BF                      [BBB-/Baa3]                 2.55%                    5.10%
                               ----------------- ------------------------ ------------------------ -------------------------
                               2-AV / 3-AV               AAA/Aaa                  24.65%                    49.30%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-1                     [AA+/Aa1]                 19.20%                    38.40%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-2                     [AA/Aa2]                  15.10%                    30.20%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-3                     [AA-/Aa3]                 12.90%                    25.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-4                      [A+/A1]                  11.00%                    22.00%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-5                      [A/A2]                    9.20%                    18.40%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-6                      [A-/A3]                   7.50%                    15.00%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-7                    [BBB+/Baa1]                 6.00%                    12.00%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-8                    [BBB/Baa2]                  4.70%                    9.40%
                               ----------------- ------------------------ ------------------------ -------------------------
                               BV                      [BBB-/Baa3]                 3.35%                    6.70%
                               ----------------- ------------------------ ------------------------ -------------------------


Subordination:                 The Fixed Rate Subordinate Certificates will
                               be subordinate to, and provide credit support for, the Class AF Certificates. The Floating
                               Rate Subordinate Certificates will be
                               subordinate to, and provide credit support for, the Class AV Certificates. Among the Subordinate
                               Certificates in a certificate group,
                               Certificates with a higher class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower class designation. The Class 2-AV-2 Certificates will provide additional credit support to the Class
                               2-AV-1 Certificates.

Fixed Rate
Overcollateralization Target:  Prior to the Fixed Rate Stepdown Date,
                               the initial Overcollateralization Target for the Fixed Rate Mortgage Loans will be equal to 2.55% of the aggregate principle balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount (approximately [$170,000,000]) allocable to Loan Group 1 (the "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be 0.50%.

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 5.10% of the principal balance of the Fixed Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Group 1.

                               However, if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:  Prior to the Adjustable Rate Stepdown
                               Date, the initial Overcollateralization Target for the Adjustable Rate Mortgage Loans will be equal to 3.35% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount (approximately
                               [$430,000,000]) allocable to the Adjustable
                               Rate Mortgage Loans (the "Initial Adjustable
                               Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be 0.50%.

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization Target will be equal to 6.70% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50% of the


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------

                               aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans.

                               However, if an Adjustable Rate Trigger Event
                               (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the Adjustable Rate Overcollateralization Target on the prior Distribution Date.

Fixed Rate Trigger Event:      Either a Fixed Rate Delinquency Trigger Event
                               or a Fixed Rate Cumulative Loss Trigger Event.

Adjustable Rate Trigger
Event: Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss Trigger Event.

Fixed Rate
Delinquency Trigger Event:     With respect to the Class AF and Fixed Rate
                               Subordinate Certificates, a "Fixed Rate
                               Delinquency Trigger Event" will be in
                               effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage
                               (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate Mortgage Loans equals or exceeds [46.00]% times the Fixed Rate
                               Senior Enhancement Percentage.

                               As used above, the "Fixed Rate Senior
                               Enhancement Percentage" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to:
                               (a) the excess of (i) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With  respect  to the Class AF and Fixed
                               Rate Subordinate Certificates, a "Fixed Rate
                               Cumulative Loss Trigger Event" will be in effect for any Distribution Date on or after the Fixed
                               Rate Stepdown Date if the aggregate amount of realized losses on the Fixed Rate Mortgage Loans exceeds the applicable percentage of the aggregate principal balance of the Fixed Rate
                               Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Group 1, as set forth below:

                               Period (month)            Percentage
                               --------------            ----------
                               37 - 48                   [1.50%] with respect to April 2008, plus an additional
                                                         1/12th of 1.00% for each month thereafter
                               49 - 60                   [2.50%] with respect to April 2009, plus an additional
                                                         1/12th of 0.75% for each month thereafter
                               61 - 72                   [3.25%] with respect to April 2010, plus an additional
                                                         1/12th of 0.50% for each month thereafter
                               73+                       [3.75%]


Adjustable Rate
Delinquency Trigger Event:     With respect to the Floating Rate Certificates
                               (other than the Class AF-1A Certificates), an
                               "Adjustable Rate Delinquency Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate
                               Mortgage Loans equals or exceeds [31.00]% times the Adjustable Rate Senior Enhancement
                               Percentage.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

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                               As used above, the "Adjustable Rate Senior
                               Enhancement Percentage" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date.

Adjustable Rate Cumulative
 Loss Trigger Event:           With respect to the Floating Rate
                               Certificates (other than the Class AF-1A
                               Certificates), an "Adjustable Rate Cumulative
                               Loss Trigger Event" will be in effect for any Distribution Date on and after the Adjustable
                               Rate Stepdown Date if the aggregate amount of realized losses on the Adjustable Rate Mortgage
                               Loans exceeds the applicable percentage of the aggregate principal balance of the Adjustable
                               Rate Mortgage Loans as of the Cut-off Date and the portion of Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans, as set forth below:

                               Period (month)            Percentage
                               --------------            ----------
                               37 - 48                   [3.25%] with respect to April 2008, plus an additional
                                                         1/12th of 1.50% for each month thereafter
                               49 - 60                   [4.75%] with respect to April 2009, plus an additional
                                                         1/12th of 1.50% for each month thereafter
                               61 - 72                   [6.25%] with respect to April 2010, plus an additional
                                                         1/12th of 0.50% for each month thereafter
                               73+                       [6.75%]

Group 2 Sequential
Trigger Event:                 A Group 2 Sequential Trigger Event will be in
                               effect for any Distribution Date (a) before the 37th Distribution Date if the aggregate amount of realized losses on the Group 2 Mortgage Loans divided by the aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off
                               Date and the portion of the Pre-Funded Amount allocable to the Group 2 Mortgage Loans exceeds
                               [3.25]%, or (b) on or after the 37th
                               Distribution Date if an Adjustable Rate Trigger
                               Event is in effect.

Fixed Rate Stepdown Date:      The later to occur of:

                                        a.        the Distribution Date in
                                                  April 2008
                                        b.        the first Distribution Date
                                                  on which the aggregate
                                                  certificate principal
                                                  balance of the Class AF
                                                  Certificates is less than or
                                                  equal to 67.40% of the
                                                  principal balance of the
                                                  Fixed Rate Mortgage Loans
                                                  for such Distribution Date.

Adjustable Rate
Stepdown Date:                 The later to occur of:
                                        a.        the Distribution Date in
                                                  April 2008
                                        b.        the first Distribution Date
                                                  on which the aggregate
                                                  certificate principal
                                                  balance of the Class AV
                                                  Certificates is less than or
                                                  equal to 50.70% of the
                                                  principal balance of the
                                                  Adjustable Rate Mortgage
                                                  Loans for such Distribution
                                                  Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not
                               covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF
                               Certificates, then to the Class MF-8
                               Certificates, then to the Class MF-7
                               Certificates, then to the Class MF-6
                               Certificates, then to the Class MF-5
                               Certificates, then to the Class MF-4
                               Certificates, then to the Class MF-3
                               Certificates, then to the Class MF-2

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------

                               Certificates and last to the Class MF-1
                               Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class BV Certificates, then to the Class MV-8 Certificates, then to the Class MV-7 Certificates, then to the Class MV-6 Certificates, then to the Class MV-5 Certificates, then to the Class MV-4 Certificates, then to the Class MV-3 Certificates, then to the Class MV-2 Certificates and last to the Class MV-1 Certificates; in each case, until the respective certificate principal balance of each such class of Subordinate Certificates has been reduced to zero. If the aggregate certificate principal balance of the Floating Rate Subordinate Certificates is reduced to zero, any additional realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2-AV-2 Certificates until the certificate principal balance of that class is reduced to zero.

Fixed Rate Certificates
Priority of Distributions:     Available funds from the Group 1 Mortgage Loans
                               will be distributed in the following order of priority:

                               1)       Interest funds, sequentially, as
                                        follows: (a) from interest collections
                                        related to the Group 1 Mortgage Loans,
                                        concurrently (i) to pay the Monoline
                                        Guaranty fee and (ii) to each class of
                                        Class AF Certificates, current and
                                        unpaid interest, then (b) from
                                        remaining interest collections related
                                        to the Group 1 Mortgage Loans, current
                                        interest, sequentially, (i) to pay any
                                        Monoline reimbursements, then (ii) to
                                        the Class MF-1, Class MF-2, Class
                                        MF-3, Class MF-4, Class MF-5, Class
                                        MF-6, Class MF-7, Class MF-8 and Class
                                        BF Certificates;
                               2)       Principal funds, sequentially, as
                                        follows: (a) to the Class AF
                                        Certificates and to pay any remaining
                                        Monoline Guaranty fee and any Monoline
                                        reimbursements not covered by interest
                                        (as described under "Fixed Rate
                                        Principal Paydown" and "Class AF
                                        Principal Distributions"), then (b)
                                        sequentially, to the Class MF-1, Class
                                        MF-2, Class MF-3, Class MF-4, Class
                                        MF-5, Class MF-6, Class MF-7, Class
                                        MF-8 and Class BF Certificates, each
                                        as described under "Fixed Rate
                                        Principal Paydown" below;
                               3) Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate Certificates to build or restore Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target" and "Fixed Rate Principal Paydown," respectively;
                               4)       Any remaining Fixed Rate Excess
                                        Cashflow to pay any unpaid interest
                                        and then to pay any unpaid realized
                                        loss amounts, sequentially, to the
                                        Class MF-1, Class MF-2, Class MF-3,
                                        Class MF-4, Class MF-5, Class MF-6,
                                        Class MF-7, Class MF-8 and Class BF
                                        Certificates;
                               5)       Any remaining Fixed Rate Excess
                                        Cashflow to pay Net Rate Carryover
                                        related to the Class AF Certificates
                                        (after, in the case of the Class AF-1A
                                        Certificates, application of amounts
                                        received on the Class AF-1A Corridor
                                        Contract) and the Fixed Rate
                                        Subordinate Certificates (as described
                                        below);
                               6) To restore any Adjustable Rate O/C as described under "Adjustable Rate Overcollateralization Target" and
                                        "Adjustable Rate Principal Paydown,"
                                        respectively (after application of the
                                        Adjustable Rate Excess Cashflow);
                               7)       To pay any unpaid realized loss
                                        amounts to the Class 2-AV-2
                                        Certificates based on the amount of
                                        any unpaid realized loss amounts
                                        allocated thereto, then to pay any
                                        unpaid interest and then to pay any
                                        unpaid realized loss amounts,
                                        sequentially, to the Class MV-1, Class
                                        MV-2, Class MV-3, Class MV-4, Class
                                        MV-5, Class MV-6, Class MV-7, Class
                                        MV-8 and Class BV Certificates (after
                                        application of the Adjustable Rate
                                        Excess Cashflow);
                               8) To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.

                               Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another Loan Group or Groups.

Floating Rate Certificates

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------

Priority of Distributions:     Available funds from the Group 2 and Group 3
                               Mortgage Loans will be distributed in the following order of priority:

                               1)       Interest funds, sequentially, as
                                        follows: (a) concurrently, (i) from
                                        interest collections related to the
                                        Group 2 Mortgage Loans, to each class
                                        of Class 2-AV Certificates, current
                                        and unpaid interest, pro rata based on
                                        their entitlements and (ii) from
                                        interest collections related to the
                                        Group 3 Mortgage Loans, to each class
                                        of Class 3-AV Certificates, current
                                        and unpaid interest, pro rata based on
                                        their entitlements and (b) from any
                                        remaining Interest Funds related to
                                        all of the Adjustable Rate Mortgage
                                        Loans, current interest, sequentially,
                                        to the Class MV-1, Class MV-2, Class
                                        MV-3, Class MV-4, Class MV-5, Class
                                        MV-6, Class MV-7, Class MV-8 and Class
                                        BV Certificates;
                               2)       Principal funds, sequentially, as
                                        follows: (a) concurrently, (i) from
                                        principal collections related to the
                                        Group 2 Mortgage Loans, to the Class
                                        2-AV Certificates as described below
                                        under "Adjustable Rate Principal
                                        Paydown" and "Class 2-AV Principal
                                        Distributions", (ii) from principal
                                        collections related to the Group 3
                                        Mortgage Loans, to the Class 3-AV
                                        Certificates as described below under
                                        "Adjustable Rate Principal Paydown"
                                        and "Class 3-AV Principal
                                        Distributions", and (b) from remaining
                                        principal collections related to all
                                        of the Adjustable Rate Mortgage Loans,
                                        sequentially, to the Class MV-1, Class
                                        MV-2, Class MV-3, Class MV-4, Class
                                        MV-5, Class MV-6, Class MV-7, Class
                                        MV-8 and Class BV Certificates, each
                                        as described under "Adjustable Rate
                                        Principal Paydown" below;
                               3) Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate Subordinate Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate Overcollateralization Target" and
                                        "Adjustable Rate Principal Paydown,"
                                        respectively;
                               4) Any remaining Adjustable Rate Excess Cashflow sequentially (i) to pay any unpaid realized loss amounts, to the Class 2-AV-2 Certificates based on the amount of any unpaid realized loss amount allocated thereto, then (ii) to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               5) Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the Class AV and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                               6)       To restore any Fixed Rate O/C as
                                        described under "Fixed Rate
                                        Overcollateralization Target" and
                                        "Fixed Rate Principal Paydown,"
                                        respectively (after application of the
                                        Fixed Rate Excess Cashflow);
                               7)       To pay any unpaid realized loss
                                        amounts, sequentially, to the Class
                                        MF-1, Class MF-2, Class MF-3, Class
                                        MF-4, Class MF-5, Class MF-6, Class
                                        MF-7, Class MF-8 and Class BF
                                        Certificates (after application of the
                                        Fixed Rate Excess Cashflow);
                               8) To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.

                               Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contracts) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group or Group may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:             Prior  to the  Fixed  Rate  Stepdown  Date or if
                               a Fixed Rate Trigger Event is in effect on any Distribution Date, 100% of the available principal funds from the Fixed Rate Mortgage
                               Loans will be paid to the Class AF Certificates until they are reduced to zero and to pay any remaining Monoline Guaranty fee and any Monoline reimbursements not covered by interest (in each case in the manner and priority set forth under "Class AF Principal Distributions" below), provided, however, that if the Class AF
                               Certificates have been retired, such amounts will be applied sequentially in the following order of


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------

                               priority: to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and the Class BF Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger Event is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the Class AF Certificates in the aggregate will have 32.60% subordination, (ii) second, to pay any remaining Monoline Guaranty fee and any Monoline reimbursements not covered by interest, (iii) third, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-1 Certificates such that the Class MF-1 Certificates will have 26.90% subordination, (vi) fourth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-2 Certificates such that the Class MF-2 Certificates will have 21.90% subordination, (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-3 Certificates such that the Class MF-3 Certificates will have 18.80% subordination, (vi) sixth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-4 Certificates such that the Class MF-4 Certificates will have 16.10% subordination,
                               (vii) seventh, from remaining principal
                               collections related to the Fixed Rate Mortgage Loans, to the Class MF-5 Certificates such that the Class MF-5 Certificates will have 13.60% subordination, (viii) eighth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-6 Certificates such that the Class MF-6 Certificates will have 11.10% subordination, (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-7 Certificates such that the Class MF-7 Certificates will have 9.10% subordination, (x) tenth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-8 Certificates such that the Class MF-8 Certificates will have 7.10% subordination and (xi) eleventh, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF Certificates such that the Class BF Certificates will have 5.10% subordination; each subject to the Fixed Rate O/C Floor.

Adjustable Rate
Principal Paydown:             Prior to the  Adjustable  Rate Stepdown Date or
                               if an Adjustable Rate Trigger Event is in effect on any Distribution Date, (i) 100% of the principal funds from Loan Group 2 will be paid to the Class 2-AV Certificates as described below under "Class 2-AV Principal Distributions" and (ii) 100% of the principal funds from Loan
                               Group 3 will be paid to the Class 3-AV
                               Certificates as described below under "Class
                               3-AV Principal Distributions"; provided, however, that (x) if either (a) all of the Class
                               2-AV Certificates or (b) all of the Class 3-AV
                               Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior
                               Certificates will be paid to the remaining Class
                               AV Certificates, and (y) if all of the Class AV
                               Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class
                               MV-2, Class MV-3, Class MV-4, Class MV-5, Class
                               MV-6, Class MV-7, Class MV-8, and Class BV
                               Certificates.

                               On any Distribution Date on or after the
                               Adjustable Rate Stepdown Date, and if an
                               Adjustable Rate Trigger Event is not in effect on such Distribution Date, each of the Class 2-AV, Class 3-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 2-AV Certificates and (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV Certificates, in each case, such that the Class AV Certificates in the aggregate will have 49.30% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1 Certificates such that the Class MV-1 Certificates will have 38.40% subordination,
                               (iii) third, from remaining principal
                               collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 30.20% subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3 Certificates will have 25.80% subordination,
                               (v) fifth, from remaining principal collections
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------


                               relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have 22.00% subordination, (vi) sixth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5 Certificates will have 18.40% subordination,
                               (vii) seventh, from remaining principal
                               collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-6 Certificates such that the Class MV-6 Certificates will have 15.00% subordination, (viii) eighth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 12.00% subordination,
                               (ix) ninth, from remaining principal
                               collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have 9.40% subordination, and (x) tenth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class BV Certificates such that the Class BV Certificates will have 6.70% subordination; each subject to the Adjustable Rate O/C Floor.

Class 2-AV
Principal Distributions:       Principal will be distributed to the Class
                               2-AV-1 and Class 2-AV-2 Certificates
                               pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero; provided, however, if a Group
                               2 Sequential Trigger Event is in effect, then principal will be distributed to the Class
                               2-AV-1 and Class 2-AV-2 Certificates,
                               sequentially, in that order, in each case until the certificate principal balance thereof is reduced to zero.

Class 3-AV
Principal Distributions:       Principal will be distributed sequentially to
                               the Class 3-AV-1, Class 3-AV-2, Class 3-AV-3 and
                               Class 3-AV-4 Certificates until the certificate principal balances thereof are reduced to zero;
                               provided further, however, that on any
                               Distribution Date on which (x) the aggregate certificate principal balance of the Class AV
                               Certificates is greater than the sum of the aggregate principal balance of the Adjustable
                               Rate Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 2 and Loan Group 3 and (y) the aggregate certificate principal balance of the Class 3-AV
                               Certificates is greater than the sum of the aggregate principal balance of the Group 3
                               Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 3, any principal amounts to be distributed to the Class 3-AV Certificates will be distributed pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero.

Class AF
Principal Distributions:       Principal will be distributed to the AF
                               Certificates and to pay any remaining Monoline
                               Guaranty fee and any Monoline reimbursements not covered by interest, in the following order of priority:

                               (A) For each Distribution Date prior to the Fixed Rate Stepdown Date or on which a Fixed Rate Trigger Event is in effect,

                               1.       To the Class AF-6 Certificates; the
                                        Lockout Percentage of the principal
                                        collections related to Loan Group 1,
                                        as described below:


                                         Month           Lockout Percentage
                                         -----           ------------------

                                         1 - 36                  0%
                                        37 - 60                 45%
                                        61 - 72                 80%
                                        73 - 84                100%
                                      85 and after             300%

                               2.       Concurrently, to the Class AF-1A
                                        Certificates and the Class AF-1B
                                        Certificates, pro rata, based on the
                                        certificate principal balances
                                        thereof, until the certificate
                                        principal balances thereof are reduced
                                        to zero.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------


                               3. Sequentially, to the Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.
                               4. Concurrently, to (x) the Class AF-5A Certificates and (y) the Class AF-5B Certificates and the Monoline Insurer, pro rata (based on, with respect to clause (x), the certificate principal balance of the Class AF-5A
                                        Certificates, and with respect to
                                        clause (y), the certificate principal
                                        balance of the Class AF-5B
                                        Certificates):

                                        (a) to the Class AF-5A Certificates,
                                        until the certificate principal
                                        balance thereof is reduced to zero,
                                        and
                                        (b) sequentially:
                                                  (I) to the Monoline Insurer,
                                        any remaining Monoline Guaranty fee
                                        not covered by interest, and
                                                  (II) to the Class AF-5B
                                        Certificates, until the certificate
                                        principal balance thereof is reduced
                                        to zero,
                               5. To the Class AF-6 Certificates, until the certificate principal balance thereof is reduced to zero, and
                               6. To the Monoline Insurer, any remaining Monoline reimbursements not covered by interest.


                               (B) For each Distribution Date on or after the Fixed Rate Stepdown Date and so long as a Fixed Rate Trigger Event is not in effect,

                               1.       To the Class AF-6 Certificates; the
                                        Lockout Percentage of the principal
                                        collections related to Loan Group 1,
                                        as described below:



                                      Month          Lockout Percentage
                                      -----          ------------------

                                      1 - 36                 0%
                                     37 - 60                45%
                                     61 - 72                80%
                                     73 - 84               100%
                                   85 and after            300%


                               2. Concurrently, to the Class AF-1A and the Class AF-1B Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero,
                               3. Sequentially, to the Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero,
                               4.       Concurrently, to the Class AF-5A
                                        Certificates and the Class AF-5B
                                        Certificates, pro rata, based on the
                                        certificate principal balances
                                        thereof, until the Certificate
                                        Principal Balances thereof are reduced
                                        to zero, and
                               5. To the Class AF-6 Certificates, until the certificate principal balance thereof is reduced to zero.

                               Notwithstanding the foregoing order of
                               priority, on any Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is greater than the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 1, any principal amounts to be distributed to the Class AF Certificates and the Monoline Insurer will be distributed first, concurrently to the Class AF Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero, and second, to pay any remaining Monoline Guaranty fee and any Monoline reimbursements not covered by interest.

[Discount Margin Tables, Available Funds Schedule, Corridor Contracts and Collateral Tables to Follow]

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------


                     Discount Margin/Yield Tables (%) (1)

           Class AF-1A (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.10%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            DM @ 100-00                    10         10         10         10         10
           ===================================================================================
            WAL (yr)                      1.67       1.23       1.00       0.86       0.76
            MDUR (yr)                     1.62       1.21       0.99       0.85       0.75
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Aug08      Aug07      Feb07      Oct06      Jul06
           -----------------------------------------------------------------------------------

           Class AF-1A (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.10%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            DM @ 100-00                    10         10         10         10         10
           ===================================================================================
            WAL (yr)                      1.67       1.23       1.00       0.86       0.76
            MDUR (yr)                     1.62       1.21       0.99       0.85       0.75
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Aug08      Aug07      Feb07      Oct06      Jul06
           -----------------------------------------------------------------------------------

           Class AF-1B (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.214%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            DM @ 100-00                  4.072      4.012      3.958      3.911      3.868
           ===================================================================================
            WAL (yr)                      1.67       1.23       1.00       0.86       0.76
            MDUR (yr)                     1.57       1.17       0.96       0.83       0.73
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Aug08      Aug07      Feb07      Oct06      Jul06
           -----------------------------------------------------------------------------------

           Class AF-1B (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.214%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            DM @ 100-00                  4.072      4.012      3.958      3.911      3.868
           ===================================================================================
            WAL (yr)                      1.67       1.23       1.00       0.86       0.76
            MDUR (yr)                     1.57       1.17       0.96       0.83       0.73
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Aug08      Aug07      Feb07      Oct06      Jul06
           -----------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------


           Class AF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.410%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.363      4.327      4.294      4.262      4.231
           ===================================================================================
            WAL (yr)                      3.69       2.57       2.00       1.65       1.41
            MDUR (yr)                     3.34       2.38       1.88       1.56       1.34
            First Prin Pay               Aug08      Aug07      Feb07      Oct06      Jul06
            Last Prin Pay                Mar09      Dec07      May07      Dec06      Sep06
           -----------------------------------------------------------------------------------


           Class AF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.410%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.363      4.327      4.294      4.262      4.231
           ===================================================================================
            WAL (yr)                      3.69       2.57       2.00       1.65       1.41
            MDUR (yr)                     3.34       2.38       1.88       1.56       1.34
            First Prin Pay               Aug08      Aug07      Feb07      Oct06      Jul06
            Last Prin Pay                Mar09      Dec07      May07      Dec06      Sep06
           -----------------------------------------------------------------------------------


           Class AF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.685%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.671      4.644      4.617      4.589      4.564
           ===================================================================================
            WAL (yr)                      6.23       4.01       3.00       2.38       2.00
            MDUR (yr)                     5.23       3.57       2.73       2.20       1.87
            First Prin Pay               Mar09      Dec07      May07      Dec06      Sep06
            Last Prin Pay                Aug15      Mar11      Jul09      Jul08      Oct07
           -----------------------------------------------------------------------------------


           Class AF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.685%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.671      4.644      4.617      4.589      4.564
           ===================================================================================
            WAL (yr)                      6.23       4.01       3.00       2.38       2.00
            MDUR (yr)                     5.23       3.57       2.73       2.20       1.87
            First Prin Pay               Mar09      Dec07      May07      Dec06      Sep06
            Last Prin Pay                Aug15      Mar11      Jul09      Jul08      Oct07
           -----------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------



           Class AF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.172%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.189      5.171      5.148      5.126      5.092
           ===================================================================================
            WAL (yr)                     12.10       7.48       5.00       3.82       2.78
            MDUR (yr)                     8.78       6.04       4.30       3.38       2.53
            First Prin Pay               Aug15      Mar11      Jul09      Jul08      Oct07
            Last Prin Pay                Feb19      Aug14      Jan11      Aug09      Mar08
           -----------------------------------------------------------------------------------


           Class AF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.172%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.189      5.171      5.148      5.126      5.092
           ===================================================================================
            WAL (yr)                     12.10       7.48       5.00       3.82       2.78
            MDUR (yr)                     8.78       6.04       4.30       3.38       2.53
            First Prin Pay               Aug15      Mar11      Jul09      Jul08      Oct07
            Last Prin Pay                Feb19      Sep14      Jan11      Aug09      Mar08
           -----------------------------------------------------------------------------------


           Class AF-5A (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.543%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.568      5.556      5.540      5.521      5.499
           ===================================================================================
            WAL (yr)                     13.90       9.40       6.70       5.04       3.88
            MDUR (yr)                     9.46       7.15       5.46       4.28       3.40
            First Prin Pay               Feb19      Aug14      Jan11      Aug09      Mar08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class AF-5A (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.543%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.665      5.698      5.708      5.692      5.654
           ===================================================================================
            WAL (yr)                     19.48      14.60      10.79       7.85       5.58
            MDUR (yr)                    11.50       9.58       7.71       6.01       4.55
            First Prin Pay               Feb19      Sep14      Jan11      Aug09      Mar08
            Last Prin Pay                Oct33      Aug30      Mar26      Jun22      Jul19
           -----------------------------------------------------------------------------------

]
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------


           Class AF-5B (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.464%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.488      5.476      5.460      5.442      5.420
           ===================================================================================
            WAL (yr)                     13.90       9.40       6.70       5.04       3.88
            MDUR (yr)                     9.51       7.18       5.48       4.29       3.41
            First Prin Pay               Feb19      Aug14      Jan11      Aug09      Mar08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class AF-5B (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.464%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.585      5.618      5.628      5.613      5.575
           ===================================================================================
            WAL (yr)                     19.48      14.60      10.79       7.85       5.58
            MDUR (yr)                    11.57       9.64       7.74       6.03       4.56
            First Prin Pay               Feb19      Sep14      Jan11      Aug09      Mar08
            Last Prin Pay                Oct33      Aug30      Mar26      Jun22      Jul19
           -----------------------------------------------------------------------------------


           Class AF-6 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.095%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.095      5.090      5.082      5.070      5.053
           ===================================================================================
            WAL (yr)                      7.97       7.02       6.01       4.92       3.97
            MDUR (yr)                     6.29       5.70       5.03       4.25       3.51
            First Prin Pay               Apr08      Apr08      Apr08      Jun08      Sep08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class AF-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.095%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.096      5.091      5.088      5.087      5.086
           ===================================================================================
            WAL (yr)                      8.05       7.28       6.82       6.60       6.54
            MDUR (yr)                     6.33       5.85       5.56       5.42       5.38
            First Prin Pay               Apr08      Apr08      Apr08      Jun08      Sep08
            Last Prin Pay                Aug33      Jun30      Jan26      Apr22      May19
           -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------



           Class MF-1 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.568%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.586      5.571      5.554      5.536      5.521
           ===================================================================================
            WAL (yr)                     11.03       7.63       5.67       4.45       3.76
            MDUR (yr)                     7.93       6.00       4.71       3.83       3.31
            First Prin Pay               May11      Jul09      Jul08      May08      Aug08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MF-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.568%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.590      5.579      5.567      5.555      5.545
           ===================================================================================
            WAL (yr)                     12.92       9.42       7.24       5.86       5.06
            MDUR (yr)                     8.62       6.86       5.61       4.74       4.22
            First Prin Pay               May11      Jul09      Jul08      May08      Aug08
            Last Prin Pay                Aug31      Oct26      Apr22      Jan19      Sep16
           -----------------------------------------------------------------------------------




           Class MF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.618%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.637      5.622      5.605      5.586      5.570
           ===================================================================================
            WAL (yr)                     11.03       7.63       5.67       4.45       3.72
            MDUR (yr)                     7.91       5.99       4.71       3.82       3.27
            First Prin Pay               May11      Jul09      Jul08      May08      Jul08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.618%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.641      5.629      5.617      5.605      5.594
           ===================================================================================
            WAL (yr)                     12.90       9.39       7.22       5.83       5.01
            MDUR (yr)                     8.59       6.83       5.59       4.71       4.17
            First Prin Pay               May11      Jul09      Jul08      May08      Jul08
            Last Prin Pay                Jan31      Dec25      Aug21      Jun18      Mar16
           -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------



           Class MF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.717%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.737      5.722      5.704      5.686      5.668
           ===================================================================================
            WAL (yr)                     11.03       7.63       5.67       4.45       3.70
            MDUR (yr)                     7.86       5.97       4.69       3.81       3.25
            First Prin Pay               May11      Jul09      Jul08      May08      Jun08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.717%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.741      5.729      5.717      5.704      5.693
           ===================================================================================
            WAL (yr)                     12.87       9.35       7.19       5.81       4.96
            MDUR (yr)                     8.53       6.79       5.55       4.68       4.13
            First Prin Pay               May11      Jul09      Jul08      May08      Jun08
            Last Prin Pay                Apr30      Feb25      Oct20      Oct17      Aug15
           -----------------------------------------------------------------------------------




           Class MF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.866%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.888      5.872      5.855      5.835      5.817
           ===================================================================================
            WAL (yr)                     11.03       7.63       5.67       4.44       3.69
            MDUR (yr)                     7.80       5.93       4.67       3.79       3.23
            First Prin Pay               May11      Jul09      Jul08      Apr08      Jun08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.866%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.892      5.880      5.867      5.854      5.843
           ===================================================================================
            WAL (yr)                     12.84       9.31       7.16       5.78       4.93
            MDUR (yr)                     8.44       6.72       5.50       4.64       4.09
            First Prin Pay               May11      Jul09      Jul08      Apr08      Jun08
            Last Prin Pay                Sep29      Jun24      Mar20      May17      Apr15
           -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------



           Class MF-5 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.915%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.938      5.922      5.904      5.884      5.866
           ===================================================================================
            WAL (yr)                     11.03       7.63       5.67       4.44       3.68
            MDUR (yr)                     7.78       5.92       4.66       3.78       3.21
            First Prin Pay               May11      Jul09      Jul08      Apr08      May08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MF-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.915%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.941      5.930      5.916      5.903      5.891
           ===================================================================================
            WAL (yr)                     12.79       9.27       7.12       5.74       4.89
            MDUR (yr)                     8.40       6.69       5.48       4.61       4.06
            First Prin Pay               May11      Jul09      Jul08      Apr08      May08
            Last Prin Pay                Feb29      Sep23      Sep19      Nov16      Nov14
           -----------------------------------------------------------------------------------



           Class MF-6 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.965%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.988      5.972      5.954      5.935      5.916
           ===================================================================================
            WAL (yr)                     11.03       7.63       5.67       4.44       3.66
            MDUR (yr)                     7.76       5.91       4.65       3.78       3.20
            First Prin Pay               May11      Jul09      Jul08      Apr08      May08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MF-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.965%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.992      5.980      5.967      5.953      5.941
           ===================================================================================
            WAL (yr)                     12.73       9.20       7.07       5.70       4.84
            MDUR (yr)                     8.36       6.65       5.44       4.58       4.02
            First Prin Pay               May11      Jul09      Jul08      Apr08      May08
            Last Prin Pay                May28      Dec22      Jan19      May16      Jun14
           -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------




           Class MF-7 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                      6.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 99.24               6.326      6.340      6.356      6.373      6.390
           ===================================================================================
            WAL (yr)                     11.03       7.63       5.67       4.44       3.66
            MDUR (yr)                     7.64       5.84       4.61       3.75       3.18
            First Prin Pay               May11      Jul09      Jul08      Apr08      May08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MF-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                      6.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 99.24               6.323      6.334      6.345      6.358      6.368
           ===================================================================================
            WAL (yr)                     12.64       9.12       7.00       5.64       4.79
            MDUR (yr)                     8.19       6.52       5.34       4.50       3.95
            First Prin Pay               May11      Jul09      Jul08      Apr08      May08
            Last Prin Pay                Jun27      Jan22      Apr18      Sep15      Nov13
           -----------------------------------------------------------------------------------




           Class MF-8 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                      6.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 98.56               6.416      6.457      6.504      6.556      6.606
           ===================================================================================
            WAL (yr)                     11.03       7.63       5.67       4.44       3.65
            MDUR (yr)                     7.62       5.82       4.60       3.74       3.16
            First Prin Pay               May11      Jul09      Jul08      Apr08      Apr08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MF-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                      6.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 98.56               6.407      6.440      6.475      6.512      6.545
           ===================================================================================
            WAL (yr)                     12.51       9.00       6.90       5.56       4.72
            MDUR (yr)                     8.13       6.46       5.29       4.45       3.90
            First Prin Pay               May11      Jul09      Jul08      Apr08      Apr08
            Last Prin Pay                Jun26      Jan21      Jun17      Jan15      May13
           -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------


           Class BF (To Call)
           -----------------------------------------------------------------------------------
                Coupon                      6.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 95.87               6.779      6.932      7.105      7.294      7.483
           ===================================================================================
            WAL (yr)                     11.03       7.63       5.67       4.44       3.64
            MDUR (yr)                     7.55       5.78       4.57       3.72       3.13
            First Prin Pay               May11      Jul09      Jul08      Apr08      Apr08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class BF (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                      6.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 95.87               6.752      6.875      7.010      7.147      7.274
           ===================================================================================
            WAL (yr)                     12.27       8.80       6.74       5.43       4.59
            MDUR (yr)                     7.97       6.32       5.16       4.34       3.79
            First Prin Pay               May11      Jul09      Jul08      Apr08      Apr08
            Last Prin Pay                Jan25      Nov19      Jul16      Apr14      Sep12
           -----------------------------------------------------------------------------------




           Class 2-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.19%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   19         19         19         19         19
           ===================================================================================
            WAL (yr)                      3.85       2.62       1.90       1.37       1.16
            MDUR (yr)                     3.47       2.45       1.82       1.33       1.14
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Feb19      Aug14      Jan12      Mar08      Sep07
           -----------------------------------------------------------------------------------


           Class 2-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.19%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   20         20         20         19         19
           ===================================================================================
            WAL (yr)                      4.04       2.74       1.98       1.37       1.16
            MDUR (yr)                     3.58       2.53       1.88       1.33       1.14
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Feb30      Nov22      Dec17      Mar08      Sep07
           -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------


           Class 2-AV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.24%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   24         24         24         24         24
           ===================================================================================
            WAL (yr)                      3.85       2.62       1.90       1.37       1.16
            MDUR (yr)                     3.46       2.45       1.82       1.33       1.14
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Feb19      Aug14      Jan12      Mar08      Sep07
           -----------------------------------------------------------------------------------


           Class 2-AV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.24%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   25         25         25         24         24
           ===================================================================================
            WAL (yr)                      4.04       2.74       1.98       1.37       1.16
            MDUR (yr)                     3.57       2.53       1.87       1.33       1.14
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Feb30      Nov22      Dec17      Mar08      Sep07
           -----------------------------------------------------------------------------------


           Class 3-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.09%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   9          9          9          9          9
           ===================================================================================
            WAL (yr)                      1.55       1.14       0.93       0.80       0.71
            MDUR (yr)                     1.50       1.12       0.92       0.79       0.70
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Apr08      May07      Dec06      Aug06      Jun06
           -----------------------------------------------------------------------------------


           Class 3-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.09%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   9          9          9          9          9
           ===================================================================================
            WAL (yr)                      1.55       1.14       0.93       0.80       0.71
            MDUR (yr)                     1.50       1.12       0.92       0.79       0.70
            First Prin Pay               Apr05      Apr05      Apr05      Apr05      Apr05
            Last Prin Pay                Apr08      May07      Dec06      Aug06      Jun06
           -----------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------


           Class 3-AV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.13%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   13         13         13         13         13
           ===================================================================================
            WAL (yr)                      3.50       2.61       2.02       1.66       1.41
            MDUR (yr)                     3.32       2.51       1.96       1.62       1.38
            First Prin Pay               Apr08      May07      Dec06      Aug06      Jun06
            Last Prin Pay                Aug09      Jun08      Aug07      Feb07      Nov06
           -----------------------------------------------------------------------------------


           Class 3-AV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.13%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   13         13         13         13         13
           ===================================================================================
            WAL (yr)                      3.50       2.61       2.02       1.66       1.41
            MDUR (yr)                     3.32       2.51       1.96       1.62       1.38
            First Prin Pay               Apr08      May07      Dec06      Aug06      Jun06
            Last Prin Pay                Aug09      Jun08      Aug07      Feb07      Nov06
           -----------------------------------------------------------------------------------




           Class 3-AV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   20         20         20         20         20
           ===================================================================================
            WAL (yr)                      7.30       4.64       3.15       2.28       1.92
            MDUR (yr)                     6.49       4.30       3.00       2.20       1.86
            First Prin Pay               Aug09      Jun08      Aug07      Feb07      Nov06
            Last Prin Pay                Dec16      Sep12      May10      Nov07      Jun07
           -----------------------------------------------------------------------------------


           Class 3-AV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   20         20         20         20         20
           ===================================================================================
            WAL (yr)                      7.30       4.64       3.15       2.28       1.92
            MDUR (yr)                     6.49       4.30       3.00       2.20       1.86
            First Prin Pay               Aug09      Jun08      Aug07      Feb07      Nov06
            Last Prin Pay                Dec16      Sep12      May10      Nov07      Jun07
           -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------



           Class 3-AV-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   30         30         30         30         30
           ===================================================================================
            WAL (yr)                     13.51       8.95       6.35       2.86       2.36
            MDUR (yr)                    10.97       7.78       5.75       2.74       2.27
            First Prin Pay               Dec16      Sep12      May10      Nov07      Jun07
            Last Prin Pay                Feb19      Aug14      Jan12      Mar08      Sep07
           -----------------------------------------------------------------------------------


           Class 3-AV-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   34         34         34         30         30
           ===================================================================================
            WAL (yr)                     16.25      10.68       7.47       2.86       2.36
            MDUR (yr)                    12.56       8.97       6.60       2.74       2.27
            First Prin Pay               Dec16      Sep12      May10      Nov07      Jun07
            Last Prin Pay                Mar30      Dec22      Dec17      Mar08      Sep07
           -----------------------------------------------------------------------------------



           Class MV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.46%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   46         46         46         46         46
           ===================================================================================
            WAL (yr)                      8.06       5.30       4.32       4.63       2.65
            MDUR (yr)                     6.91       4.79       4.00       4.28       2.54
            First Prin Pay               Oct08      May08      Aug08      Mar08      Sep07
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Jan08
           -----------------------------------------------------------------------------------


           Class MV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.46%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   47         47         47         49         46
           ===================================================================================
            WAL (yr)                      8.60       5.64       4.53       5.46       2.65
            MDUR (yr)                     7.22       5.02       4.17       4.95       2.54
            First Prin Pay               Oct08      May08      Aug08      Mar08      Sep07
            Last Prin Pay                Oct27      Sep20      Mar16      Aug14      Jan08
           -----------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------



           Class MV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.48%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   48         48         48         48         48
           ===================================================================================
            WAL (yr)                      8.06       5.29       4.18       4.00       3.17
            MDUR (yr)                     6.90       4.78       3.87       3.74       3.00
            First Prin Pay               Oct08      Apr08      Jul08      Oct08      Jan08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.48%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   49         49         49         49         51
           ===================================================================================
            WAL (yr)                      8.58       5.61       4.37       4.12       3.62
            MDUR (yr)                     7.20       5.00       4.03       3.84       3.38
            First Prin Pay               Oct08      Apr08      Jul08      Oct08      Jan08
            Last Prin Pay                Oct26      Nov19      Aug15      Oct12      Mar12
           -----------------------------------------------------------------------------------




           Class MV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.53%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   53         53         53         53         53
           ===================================================================================
            WAL (yr)                      8.06       5.29       4.13       3.73       3.98
            MDUR (yr)                     6.88       4.77       3.83       3.49       3.72
            First Prin Pay               Oct08      Apr08      Jun08      Aug08      Feb09
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.53%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   54         54         54         54         56
           ===================================================================================
            WAL (yr)                      8.55       5.58       4.31       3.83       4.57
            MDUR (yr)                     7.17       4.97       3.96       3.58       4.22
            First Prin Pay               Oct08      Apr08      Jun08      Aug08      Feb09
            Last Prin Pay                Oct25      Jan19      Jan15      Apr12      Sep10
           -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------




           Class MV-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.70%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   70         70         70         70         70
           ===================================================================================
            WAL (yr)                      8.06       5.29       4.12       3.64       3.72
            MDUR (yr)                     6.83       4.74       3.80       3.40       3.48
            First Prin Pay               Oct08      Apr08      May08      Jul08      Oct08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MV-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.70%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   71         71         71         71         70
           ===================================================================================
            WAL (yr)                      8.52       5.56       4.28       3.74       3.77
            MDUR (yr)                     7.09       4.93       3.92       3.48       3.52
            First Prin Pay               Oct08      Apr08      May08      Jul08      Oct08
            Last Prin Pay                Feb25      Jul18      Aug14      Jan12      Mar10
           -----------------------------------------------------------------------------------




           Class MV-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.72%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   72         72         72         72         72
           ===================================================================================
            WAL (yr)                      8.06       5.29       4.08       3.59       3.51
            MDUR (yr)                     6.82       4.74       3.77       3.36       3.29
            First Prin Pay               Oct08      Apr08      May08      Jun08      Aug08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MV-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.72%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   73         73         73         73         72
           ===================================================================================
            WAL (yr)                      8.49       5.54       4.23       3.67       3.55
            MDUR (yr)                     7.07       4.91       3.88       3.42       3.33
            First Prin Pay               Oct08      Apr08      May08      Jun08      Aug08
            Last Prin Pay                Jun24      Dec17      Mar14      Sep11      Dec09
           -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------





           Class MV-6 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.78%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   78         78         78         78         78
           ===================================================================================
            WAL (yr)                      8.06       5.29       4.08       3.56       3.41
            MDUR (yr)                     6.80       4.73       3.76       3.33       3.20
            First Prin Pay               Oct08      Apr08      May08      May08      Jul08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MV-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.78%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   79         79         79         79         78
           ===================================================================================
            WAL (yr)                      8.44       5.50       4.20       3.62       3.43
            MDUR (yr)                     7.02       4.87       3.85       3.38       3.22
            First Prin Pay               Oct08      Apr08      May08      May08      Jul08
            Last Prin Pay                Aug23      May17      Oct13      May11      Sep09
           -----------------------------------------------------------------------------------



           Class MV-7 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  125        125        125        125        125
           ===================================================================================
            WAL (yr)                      8.06       5.29       4.08       3.51       3.33
            MDUR (yr)                     6.65       4.65       3.71       3.25       3.10
            First Prin Pay               Oct08      Apr08      Apr08      May08      Jun08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Mar09
           -----------------------------------------------------------------------------------


           Class MV-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  127        126        126        126        125
           ===================================================================================
            WAL (yr)                      8.37       5.45       4.16       3.55       3.34
            MDUR (yr)                     6.82       4.76       3.77       3.28       3.11
            First Prin Pay               Oct08      Apr08      Apr08      May08      Jun08
            Last Prin Pay                Sep22      Sep16      Mar13      Dec10      May09
           -----------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                            Revised Computational Materials for
[COUNTRYWIDE LOGO]         Countrywide Asset-Backed Certificates, Series 2005-3

-------------------------------------------------------------------------------


           Class MV-8 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  135        135        135        135        135
           ===================================================================================
            WAL (yr)                      8.06       5.29       4.05       3.51       3.27
            MDUR (yr)                     6.61       4.64       3.68       3.24       3.04
            First Prin Pay               Oct08      Apr08      Apr08      May08      May08
            Last Prin Pay                Feb19      Aug14      Jan12      May10      Feb09
           -----------------------------------------------------------------------------------


           Class MV-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  136        136        135        135        135
           ===================================================================================
            WAL (yr)                      8.28       5.38       4.09       3.51       3.27
            MDUR (yr)                     6.74       4.70       3.70       3.24       3.04
            First Prin Pay               Oct08      Apr08      Apr08      May08      May08
            Last Prin Pay                Aug21      Dec15      Sep12      Jul10      Feb09
           -----------------------------------------------------------------------------------



           Class BV (To Call)
           -----------------------------------------------------------------------------------
                Margin                      2.10%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  210        210        210        210        210
           ===================================================================================
            WAL (yr)                      8.05       5.26       4.01       3.41       3.23
            MDUR (yr)                     6.38       4.50       3.57       3.11       2.96
            First Prin Pay               Oct08      Apr08      Apr08      Apr08      May08
            Last Prin Pay                Feb19      Aug14      Jan12      Feb10      Nov08
           -----------------------------------------------------------------------------------


           Class BV (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      2.10%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  211        210        210        210        210
           ===================================================================================
            WAL (yr)                      8.12       5.28       4.01       3.41       3.23
            MDUR (yr)                     6.42       4.51       3.57       3.11       2.96
            First Prin Pay               Oct08      Apr08      Apr08      Apr08      May08
            Last Prin Pay                Jun20      Jan15      Jan12      Feb10      Nov08
           -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.